FORM OF
SUBSCRIPTION AGREEMENT

Li3 Energy, Inc.
Av. Pardo y Aliaga 699 Of. 802
San Isidro, Lima, Peru

This Subscription Agreement (this “Agreement”) has been executed by the subscriber set forth in the signature page attached hereto (the “Subscriber”) in connection with the private placement offering (the “Offering”) of up to 4,000,000 units of securities (the “PPO Units”) issued by Li3 Energy, Inc., a Nevada Corporation (the “Company”), at a purchase price of $0.05 per PPO Unit.  Each PPO Unit consists of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) a warrant, substantially in the form of Exhibit A hereto (the “Warrant”), representing the right to purchase one share of Common Stock, exercisable from issuance until five years after the final Closing of the Offering at an exercise price of $0.05 per share.  This subscription is being submitted to you in accordance with and subject to the terms and conditions described in this Agreement and the term sheet of the Company attached hereto as Exhibit B (the “Term Sheet”), relating to the Offering.

The PPO Units being subscribed for pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Offering is being made on a “best efforts” basis to “accredited investors,” as defined in Regulation D under the Securities Act, and non-”U.S. persons,” as defined in Regulation S under the Securities Act.  The Company reserves the right, in its sole discretion and for any reason, to reject any Subscriber’s subscription in whole or in part, or to allot less than the number of PPO Units subscribed for.

The closing of the Offering (the “Closing;” and the date on which such Closing occurs hereinafter referred to as the “Closing Date”) shall be at the offices of Gottbetter & Partners, LLP, at 488 Madison Avenue, New York, New York 10022 (or such other place as is mutually agreed to by the Company).  The Company may conduct a closing or closings for the sale of the PPO Units at any time and from time to time before the termination of the Offering.  Unless terminated earlier by the Company, the Offering shall continue until November 15, 2010, which date may be extended until December 15, 2010 by the Company.

1.           Subscription.  The undersigned Subscriber hereby subscribes to purchase the number of PPO Units set forth on the signature page attached hereto, at an aggregate price as set forth on such signature page (the “Purchase Price”), subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements contained herein.

2.           Subscription Procedure.  To complete a subscription for the PPO Units, the Subscriber must fully comply with the subscription procedure provided in this Section on or before the Closing Date.

a.           Transaction Documents.  On or before the Closing Date, the Subscriber shall review, complete and execute the Signature Page to this Agreement, the Anti-Money Laundering Form following the Signature Page and the Investor Certification, attached hereto as Appendix A (collectively, the “Transaction Documents”), and deliver the Transaction Documents to the Company’s attorneys, Gottbetter & Partners, LLP (“G&P”), at the address listed on the instruction sheet below.  Executed documents may be delivered to G&P by facsimile or electronic mail (e-mail), if the Subscriber delivers the original copies of the documents to G&P as soon as practicable thereafter.

b.           Purchase Price.  Simultaneously with the delivery of the Transaction Documents to G&P as provided herein, and in any event on or prior to the Closing Date, the Subscriber shall deliver to G&P, in its capacity as escrow agent (the “Escrow Agent”), the full Purchase Price by wire transfer of immediately available funds pursuant to the instructions set forth under the caption “How to subscribe for PPO Units in the private offering of Li3 Energy, Inc.:” below.

c.           Company Discretion.  The Subscriber understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for PPO Units, in whole or in part.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement.  If this subscription is rejected in whole, or the offering of PPO Units is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

d.           No Trading.  The Subscriber represents and warrants to the Company that neither the Subscriber nor any of its affiliates has directly or indirectly traded any securities of the Company, including without limitation, making any short sales or engaging in any hedging transaction with respect to such securities (collectively, “Prohibited Transactions”), since becoming aware of the Offering.  Furthermore, Subscriber shall not engage in any Prohibited Transactions through the final Closing Date

e.           Double Option.  The Subscriber has the right, (the “Double Option”) to purchase, at any time prior to the first anniversary of the final Closing Date, a number of additional PPO Units (“Double Units”) up to the number of PPO Units purchased at the Closing by Subscriber pursuant to this Agreement.  Subscriber may exercise the Double Option by delivering an irrevocable Notice of Purchase to the Company in substantially the form attached hereto as Appendix B.  Notwithstanding the foregoing, Subscriber may only purchase Double Notes from the Company pursuant to the Double Option, if Subscriber makes representations and warranties at the time of such purchase that are substantially the same as those contained in Section 4 hereof.

3.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Subscriber the following:

a.           Organization and Qualification.  The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.  The Company has all requisite power and authority to carry on its business as currently conducted, other than such failures that would not reasonably be expected to have a material adverse effect on the Company’s business, properties or financial condition (a “Material Adverse Effect”).  The Company is duly qualified to transact business in each jurisdiction in which the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

b.           Authorization.  As of the Closing, all action on the part of the Company, its board of directors, officers and existing stockholders necessary for the authorization, execution and delivery of this Agreement, the Warrant and the performance of all obligations of the Company hereunder and thereunder shall have been taken, and this Agreement and the Warrant, assuming due execution by the parties hereto and thereto, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

c.           Valid Issuance of the Common Stock and the Warrant.  The shares of Common Stock and the Warrant, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, and the shares of Common Stock underlying the Warrant (the “Warrant Shares”), when issued and delivered in accordance with the terms of the Warrant, shall be duly and validly issued and will be free of restrictions on transfer directly or indirectly created by the Company other than restrictions on transfer under this Agreement and the terms of the Warrant and under applicable federal and state securities laws.

d.           Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the PPO Units, except for the following: (i) the filing of such notices as may be required under the Securities Act and (ii) the compliance with any applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor.

e.           Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened before any court, administrative agency or other governmental body against the Company which question the validity of this Agreement or the Warrant or the right of the Company to enter into either of them, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to have a Material Adverse Effect.  The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which would reasonably be expected to have a Material Adverse Effect.

f.           Compliance with Other Instruments.  The Company is not in violation or default of any provision of its Articles of Incorporation, as in effect immediately prior to the Closing, except for such failures as would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation or default of any provision of any material instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would reasonably be expected to have a Material Adverse Effect.  To the best of its knowledge, the Company is not in violation or default of any provision of any federal, state or local statute, rule or governmental regulation which would reasonably be expected to have a Material Adverse Effect.  The execution, delivery and performance of and compliance with this Agreement and the issuance and sale of the PPO Units, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

g.           Certain Registration Matters.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in this Agreement and the Transaction Documents, and the representations and warranties made by all other purchasers of PPO Units in the Offering, no registration under the Securities Act is required for the offer and sale of the PPO Units by the Company to the Subscriber hereunder.

h.           No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the PPO Units by any form of general solicitation or general advertising (within the meaning of Regulation D).

4.           Representations and Warranties of the Subscriber.  The Subscriber represents and warrants to the Company the following:

a.           The Subscriber, its advisers, if any, and designated representatives, if any, have the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of its prospective investment in the Company, and have carefully reviewed and understand the risks of, and other considerations relating to, the purchase of PPO Units and the tax consequences of the investment, and have the ability to bear the economic risks of the investment.

b.           The Subscriber is acquiring the PPO Units for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof.  The Subscriber understands and acknowledges that the PPO Units, the Common Stock and Warrants included in the PPO Units and the Warrant Shares (collectively, the “Securities”) have not been registered under the Securities Act or any state securities laws, by reason of a specific exemption from the registration provisions of the Securities Act and applicable state securities laws, which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.  The Subscriber further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Securities.  The Subscriber understands and acknowledges that the offering of the PPO Units pursuant to this Agreement will not be registered under the Securities Act nor under the state securities laws on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

c.           The Subscriber understands that no public market now exists, and there may never be a public market for, the Units and/or Warrants, that an active public market for the Company’s Common Stock does not now exist and that there may never be an active public market for the shares of Common Stock sold in the Offering.  The Subscriber further acknowledges that the Company filed “Form 10 Information” (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company on May 14, 2010.

d.           The Subscriber, its advisers, if any, and designated representatives, if any, have received and reviewed information about the Company and have had an opportunity to discuss the Company’s business, management and financial affairs with its management.  The Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company.  Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control.  Additionally, the Subscriber understands and represents that he is purchasing the PPO Units notwithstanding the fact that the Company may disclose in the future certain material information the Subscriber has not received, including financial statements of the Company for the 3 month period ended September 30, 2010, which statements are currently being prepared and are expected to be filed with the Securities and Exchange Commission on or prior to November 22, 2010.

e.           As of the Closing, all action on the part of Subscriber, and its officers, directors and partners, if applicable, necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Subscriber hereunder and thereunder shall have been taken, and this Agreement, assuming due execution by the parties hereto, constitutes valid and legally binding obligations of the Subscriber, enforceable in accordance with its terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors’ rights.

f.           The Subscriber either (i) is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act or (ii) is not a “U.S. Person” as defined in Regulation S as promulgated by the Securities and Exchange Commission under the Securities Act, and, in each case, shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

g.           The Subscriber, if a non-U.S. Person, agrees that it is acquiring the Securities in an offshore transaction pursuant to Regulation S and hereby represents to the Company as follows:

(i)           The Subscriber is outside the United States when receiving and executing this Agreement;

(ii)           The Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration of the Securities under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(iii)           The Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of transfer of the Securities under this Agreement (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws;

(iv)           The Subscriber understands and agrees not to engage in any hedging transactions involving the Securities prior to the end of the Distribution Compliance Period unless such transactions are in compliance with the Securities Act; and

(v)           The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber’s subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

h.           Subscriber represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf the Subscriber is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (v), each a “Prohibited Subscriber”). The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders. The Subscriber consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber as the Company reasonably deems necessary or appropriate to comply with applicable U.S. antimony laundering, anti-terrorist and asset control laws, regulations, rules and orders. If the Subscriber is a financial institution that is subject to the USA Patriot Act, the Subscriber represents that it has met all of its obligations under the USA Patriot Act. The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber is a Prohibited Subscriber or is otherwise engaged in suspicious activity or refuses to promptly provide information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to transfer the Securities.  The Subscriber further acknowledges that the Subscriber will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

i.           The Subscriber or its duly authorized representative realizes that because of the inherently speculative nature of businesses of the kind conducted and contemplated by the Company, the Company’s financial results may be expected to fluctuate from month to month and from period to period and will, generally, involve a high degree of financial and market risk that could result in substantial or, at times, even total losses for investors in securities of the Company.

j.           The Subscriber has adequate means of providing for its current and anticipated financial needs and contingencies, is able to bear the economic risk for an indefinite period of time and has no need for liquidity of the investment in the Securities and could afford complete loss of such investment.

k.           The Subscriber is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication, published in any newspaper, magazine or similar media or broadcast over television, radio, or the internet, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

l.           All of the information that the Subscriber has heretofore furnished or which is set forth herein is correct and complete as of the date of this Agreement, and, if there should be any material change in such information prior to the admission of the undersigned to the Company, the Subscriber will immediately furnish revised or corrected information to the Company.

5.           Transfer Restrictions.  The Subscriber acknowledges and agrees as follows:

a.           The Securities have not been registered for sale under the Securities Act, in reliance on the private offering exemption in Section 4(2) thereof; the Company does not intend to register the Securities under the Securities Act at any time in the future, except to the extent required by Section 17 of this Agreement.

b.           The Subscriber understands that the certificates representing the Securities, until such time as they have been registered under the Securities Act, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

For U.S. Persons:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

For Non-U.S. Persons:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

The legend(s) set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (a) such Securities are sold pursuant to a registration statement under the Securities Act, or (b) such holder delivers to the Company an opinion of counsel, reasonably acceptable to the Company, that a disposition of the Securities is being made pursuant to an exemption from such registration and that the Securities, after such transfer, shall no longer be “restricted securities” within the meaning of Rule 144.

c.           The Company was, until February 23, 2010, a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Securities) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information“ (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.  As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

d.           No governmental agency has passed upon the Securities or made any finding or determination as to the wisdom of any investments therein.

e.           There are substantial restrictions on the transferability of the Securities, and if the Company decides to issue certificates representing the Securities, restrictive legends will be placed on any such certificates.

6.           Indemnification.  The Subscriber agrees to indemnify and hold harmless the Company, any placement agents for the Offering, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered in connection with this Agreement.

7.           Irrevocability; Binding Effect.  The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, except as required by applicable law, and that this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.           Modification.  This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9.           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Subscriber, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished to the other in writing in accordance with the provisions of this Section 10).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

10.           Assignability.  This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Subscriber and the transfer or assignment of the Securities shall be made only in accordance with all applicable laws.

11.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles thereof relating to the conflict of laws.

12.           Arbitration.  The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)           Arbitration is final and binding on the parties.

(b)           The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)           Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)           The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)           The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)           All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority in New York City, New York.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

13.           Blue Sky Qualification.  The purchase of Securities under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.  The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

14.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15.           Confidentiality.  The Subscriber acknowledges and agrees that any information or data the Subscriber has acquired from or about the Company or may acquire in the future, not otherwise properly in the public domain, including, without limitation, the Memorandum, was received in confidence.  The Subscriber agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, internal personnel and financial information of the Company or its affiliates, information regarding oil and gas properties, the manner and methods of conducting the business of the Company or its affiliates and confidential information obtained by or given to the Company about or belonging to third parties.  The Subscriber understands that the Company may rely on his agreement of confidentiality to comply with the exemptive provisions of Regulation FD under the Securities Act of 1933 as set forth in Rule 100(a)(b)(2)(ii) of Regulation FD.  In addition, the Subscriber acknowledges that he is aware that the United States securities laws generally prohibit any person who is in possession of material nonpublic information about a public company such as the Company from purchasing or selling securities of such company.

16.           Miscellaneous.

(a)           This Agreement constitutes the entire agreement between the Subscriber and the Company with respect to the Offering and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The representations and warranties of the Company and the Subscriber made in this Agreement shall survive the execution and delivery hereof and delivery of the PPO Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

(d)           This Agreement may be executed in one or more original or facsimile counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g)           The Subscriber understands and acknowledges that there may be multiple Closings for the Offering.

(h)           The Subscriber hereby agrees to furnish the Company such other information as the Company may request prior to the Closing with respect to its subscription hereunder.

17.           Registration Rights.  If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities (as defined below) for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least ten (10) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the “Seller” or “Sellers”); provided that Seller provides the Company in writing with such information regarding Seller and Seller’s securities ownership as the Company may reasonably request in connection with preparing a registration statement. In the event that any registration pursuant to this Section 17 shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding anything to the contrary herein, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 17 without thereby incurring any liability to the Sellers.

“Restricted Securities” means securities that are neither subject to a registration statement that is effective under the Securities Act nor immediately saleable into the public market without volume restrictions (whether pursuant to Rule 144 or other then-applicable exemption).

“Registrable Securities” means, for so long as they are Restricted Securities: the shares of Common Stock included in PPO Units purchased in the Offering; any shares of Common Stock issued upon exercise of Warrants included in PPO Units purchased in the Offering; any shares of Common Stock included in Double Units purchased upon exercise of the Double Option; and any shares of Common Stock issued upon exercise of Warrants included in Double Units purchased in the upon exercise of the Double Option.

18.           Public Disclosure.  Neither the Subscriber nor any officer, manager, director, member, partner, stockholder, employee, affiliate, affiliated person or entity of the Subscriber shall make or issue any press releases or otherwise make any public statements or make any disclosures to any third person or entity with respect to the transactions contemplated herein and will not make or issue any press releases or otherwise make any public statements of any nature whatsoever with respect to the Company without the Company’s express prior approval.  The Company has the right to withhold such approval in its sole discretion.

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How to subscribe for Units in the private offering of
Li3 Energy, Inc.:

1.	Date and Fill in the number of PPO Units being purchased and Complete and Sign the Signature Page.

2.	Initial the Investor Certification.

3.	Complete and sign the Anti-Money Laundering Information Form.

4.	Fax or email all forms and then send all signed original documents to:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Facsimile Number:  (212) 400-6901
Telephone Number:  (212) 400-6900
Attn:
E-mail Address:

5.
Payment of the Purchase Price, you should send a wire transfer for the exact dollar amount of the Purchase Price for the number of PPO Units you are offering to purchase according to the following instructions:

Bank:

ABA Routing #:

SWIFT CODE:

Account Name:

Account #:

Reference:

G&P Contact:

Thank you for your interest,

Li3 Energy, Inc.

Appendix B

Li3 ENERGY, INC.
SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the Subscriber hereby executes this Subscription Agreement.

Dated:                                                     , 2010

SUBSCRIBER (individual)	SUBSCRIBER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name: ______________________________________
Signature (if Joint Tenants or Tenants in Common)
Title: __________________________________________

Address of Principal Residence:	Address of Executive Offices:

Social Security Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

Facsimile Number:	Facsimile Number:

E-mail Address:	E-mail Address:

_______________       X       $0.05                                                 =           $
Number of PPO Units              Price per PPO Unit                                       Purchase Price

Li3 ENERGY, INC.

IN WITNESS WHEREOF, the Company has duly executed this Subscription Agreement with respect to ____________ PPO Units as of the ___ day of ________, 2010.

Li3 ENERGY, INC.

By:
Name: Luis Saenz
Title: Chief Executive Officer

FORM OF NOTICE OF PURCHASE

(To be executed by the Subscriber in order to exercise the Double Option)

TO:

The undersigned hereby irrevocably elects to purchase _________ PPO Units at a purchase price of $0.05 per PPO Unit for an aggregate purchase price of $, pursuant to the conditions stated in the Subscription Agreement between Li3 Energy, Inc. (the “Company”) and the undersigned (the “Subscription Agreement”).  Capitalized terms used and not otherwise defined in this Notice of Purchase have the respective meanings ascribed to them in the Subscription Agreement.

The undersigned hereby makes each of the representations and warranties of Subscriber set forth in Section 4 of the Subscription Agreement to the Company, with respect to the undersigned and as of the date of this Notice of Purchase as if set forth herein in their entirety.

Exercise Date:
Signature:
Name:
Address:

Number of PPO Units Purchased at the Closing Under the Subscription Agreement:
Number of PPO Units purchased Hereby:

Issue to the following account of the Subscriber:
Authorized Signature:
Name:
Title:
Phone Number:
Account Number: